UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2014

PACIRA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35060	51-0619477
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5 Sylvan Way, Suite 100, Parsippany, New Jersey 07054

(Address of principal executive offices) (Zip Code)

(973) 254-3560

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 3, 2014, Pacira Pharmaceuticals, Inc. (the “Company”) held its 2014 Annual Meeting of Stockholders (the “Annual Meeting”), at which the Company’s stockholders approved the Amended and Restated 2011 Stock Incentive Plan (the “2011 Plan”).  The 2011 Plan was amended to, among other things, increase the number of shares authorized for issuance under the 2011 Plan by an additional 2,750,000 shares.  The 2011 Plan became effective immediately upon stockholder approval at the Annual Meeting.

At the Annual Meeting, the Company’s stockholders also approved the 2014 Employee Stock Purchase Plan (“ESPP”), pursuant to which qualified employees of the Company may purchase shares of the Company’s common stock through payroll deductions at a discounted price.  The maximum number of shares of common stock reserved for issuance pursuant the ESPP is 500,000 shares. The ESPP became effective immediately upon stockholder approval at the Annual Meeting.

Summaries of the material terms of the 2011 Plan and the ESPP are each set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 22, 2014 (the “Proxy Statement”).  The forgoing summaries of the 2011 Plan and the ESPP set forth above and in the Proxy Statement are qualified in their entirety by reference to the full text of the 2011 Plan and ESPP, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

In addition, the Compensation Committee of the Board of Directors of the Company approved an amended form of Nonstatutory Stock Option Agreement to be used in connection with awards of stock options under the 2011 Plan, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K.

Item 5.07.         Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on June 3, 2014 at the Company’s corporate headquarters in Parsippany, New Jersey, at which the stockholders voted on the proposals as follows:

Proposal No. 1 — Election of three Class III Directors to hold office until the 2017 Annual Meeting, and until their respective successors have been duly elected and qualified.

Nominee:	For	Withheld	Broker Non- Votes
Yvonne Greenstreet	27,748,399	195,206	6,259,961
Gary Pace	27,092,040	851,565	6,259,961
David Stack	27,731,705	211,900	6,259,961

Proposal No. 2 —  Ratification of the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

For	Against	Abstain
34,156,441	17,289	29,836

Proposal No. 3 —  Advisory vote to approve the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non- Votes
27,557,201	307,239	79,165	6,259,961

Proposal No. 4 —  Approval of the Amended and Restated 2011 Stock Incentive Plan.

For	Against	Abstain	Broker Non- Votes
22,480,001	5,434,995	28,609	6,259,961

Proposal No. 5 —  Approval of the 2014 Employee Stock Purchase Plan.

For	Against	Abstain	Broker Non- Votes
27,860,745	29,547	53,313	6,259,961

Item 9.01.             Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
10.1	Amended and Restated 2011 Stock Incentive Plan
10.2	2014 Employee Stock Purchase Plan
10.3	Form of Nonstatutory Stock Option Agreement under the Amended and Restated 2011 Stock Incentive Plan

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacira Pharmaceuticals, Inc.

Date: June 4, 2014	By:	/s/ James Scibetta
James Scibetta
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amended and Restated 2011 Stock Incentive Plan
10.2	2014 Employee Stock Purchase Plan
10.3	Form of Nonstatutory Stock Option Agreement under the Amended and Restated 2011 Stock Incentive Plan